Exhibit 32.3
Certification of Chief Accounting Officer
Pursuant To Rule 18 U.S.C. Section 1350

In connection with the Annual Report on Form 10-K of Paya Holdings Inc. (the “Company”) for the period ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Eric Bell, Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 21, 2023	/s/ Eric Bell
Eric Bell
Chief Accounting Officer